                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - March 30, 2000

                                    QNB CORP.
             (Exact name of registrant as specified in its charter)


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
       PENNSYLVANIA                      0-17706                       23-2318082
  ----------------------          ----------------------          ----------------------
State or other jurisdiction          (Commission File                 (IRS Employer
    of incorporation)                     Number)                 Identification Number)
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
        10 NORTH THIRD STREET
            P.O. BOX 9005
       QUAKERTOWN, PENNSYLVANIA                              18951-9005
  ------------------------------------           ------------------------------------
(Address of principal executive offices)                     (Zip Code)
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        Registrant's telephone number including area code:(215) 538-5600


                                       N/A
          (Former name or former address, if changed since last report)




                     Page 1 of 6 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         On March 30, 2000, the Registrant's Board of Directors approved a plan to repurchase up to 4.99% of the Registrant's shares of outstanding common stock in open market or privately negotiated transactions; and, on March 31, 2000, the Registrant issued a press release announcing the plan, which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99 Press Release, of Registrant, dated March 31, 2000, re: Repurchase Program.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QNB CORP.
                                    (Registrant)


Dated: April 6, 2000                  /s/  Thomas J. Bisko
                                    ------------------------------------------
                                           Thomas J. Bisko, President and
                                                  Chief Executive Officer
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                                  EXHIBIT INDEX

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
                                                                          Page Number
Exhibit                                                                   in Manually
Original                                                                    Signed
   99             Press Release, dated March 31, 2000 of Registrant            6
                  re:  Repurchase Program.
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